Contingent liabilities	12 Months Ended
Dec. 31, 2024
Contingent liabilities [Abstract]
Contingent liabilities
33.	Contingent liabilities

The Group has entered into collaboration arrangements, including in-licensing arrangements with various companies. Such collaboration agreements may require the Group to make payments on achievement of stages of development, launch or revenue milestones and may include variable payments that are based on unit sales or profit (e.g. royalty and profit share payments). The amount of variable payments under the arrangements are inherently uncertain and difficult to predict, given the direct link to future sales, profit levels and the range of outcomes.

On October 24, 2024, the Group submitted and the FDA accepted the New Drug Application (NDA) for TLX101-CDx (Pixclara).  As at December 31, 2024, there are potential milestone payments of US$100,000 in relation to clinical data used in the NDA and should the Group be successful in obtaining regulatory approval.

On December 30, 2024 the Group submitted its Biologics License Application (BLA) to the U.S. Food and Drug Administration (FDA) for its investigational positron emission tomography (PET) imaging agent TLX250-CDx in clear cell renal cell carcinoma (ccRCC). As at December 31, 2024, there are potential milestone payments of US$1,850,000 to a licensor should the Group be successful in obtaining regulatory approval and commercialization in the U.S.

The Group also has certain take or pay arrangements with contract manufacturers or service providers which serve as commercial manufacturers and suppliers for certain products. To the extent a commitment is determined to be onerous, these are provided for within provisions in the consolidated statement of financial position.